Exhibit 10.39

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
First Amendment to Collaboration and License Agreement
This First Amendment to Collaboration and License Agreement (the “First Amendment’) is made effective as of December 23, 2021 (the “First Amendment Effective Date”) by and between Novavax, Inc., a Delaware corporation having a place of business at 21 Firstfield Rd., Gaithersburg, MD 20878 (“Novavax”) and SK bioscience Co., Ltd., a company incorporated in the Republic of Korea having a place of business at 310 Pangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do 13494, Republic of Korea (“SK”).
RECITALS
WHEREAS, the Parties have entered into a Collaboration and License Agreement, effective as of February 12, 2021 (the “Collaboration and License Agreement”), in which Novavax has granted to SK, and SK has accepted a license to Develop, Manufacture and/or Commercialize Novavax’ coronavirus vaccine candidate, NVX-CoV2373, comprised of its proprietary BV2373 antigen (“Original Antigen”) and formulated with Novavax’ Matrix-M™ adjuvant (“Original Vaccine Product”);
WHEREAS, Novavax is developing one or more coronavirus vaccine candidates comprised of a variant antigen (“Variant Antigen”) formulated with Matrix-M™ adjuvant that targets a variant COVID-19 virus (Original Antigen and Variant Antigen are hereinafter collectively referred to as “Antigen”);
WHEREAS, SK and the Korean Government have entered into an Advance Purchase and Supply Agreement, effective as of February 16, 2021 (the “First Korean APA”) under which the Korean Government may purchase forty million (40,000,000) doses of Original Vaccine Product (the “First Korean APA Doses”);
WHEREAS, SK and the Korean Government may enter into a second advance purchase agreement under which the Korean Government may purchase up to an additional five million (5,000,000) doses of Vaccine Product Manufactured from [***] in the second half of Calendar Year 2022 [***] (the “Second Korean APA Doses”) (the “Second Korean APA”) (the First Korean APA Doses and the Second Korean APA Doses, if any, are hereinafter collectively referred to as the “Korean APA Doses” and the First Korean APA and the Second Korean APA, if any, are hereinafter collectively referred to as the “Korean APAs”);
WHEREAS, SK desires to enter into advance purchase agreements with the governments of Thailand and Vietnam, under which such governments may purchase up to a total of [***] doses of Vaccine Product [***] (the “Ex-Korea APA Doses”)(which Ex-Korea Doses and Second Korean APA Doses shall not exceed [***] doses in total) (the Korean Government and the governments of Thailand and Vietnam (and/or their local representatives designated by the governments, who would be responsible for Commercialization of Vaccine Product on behalf of such governments) are hereinafter collectively referred to as the “National Governments”);
WHEREAS, in accordance with the terms and conditions set forth below, Novavax and SK desire to reserve the entire capacity of SK’s [***] for the Manufacture of Antigen Product during the remainder of 2021 and for the entirety of Calendar Year 2022 and, potentially, Calendar Year 2023 and Novavax wishes to purchase such Antigen Product for use as Collaboration Antigen Product;
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WHEREAS, Novavax desires to purchase any and all Antigen that SK Manufactures in 2021 and 2022 for use as Collaboration Antigen Product pursuant to an allocation formula set forth in the amended and restated Section 5.3 below;
WHEREAS, the Parties desire to convert doses of Novavax Vaccine Product to doses of SK Vaccine Product under financial terms that differ from the other doses of SK Vaccine Product;
WHEREAS, subject to the terms and conditions set forth below, the Parties desire to extend the Term for Korea to the twentieth (20th) anniversary date of the Effective Date of the Collaboration and License Agreement and the term for Thailand and Vietnam to the fifth (5th) anniversary date of the Effective Date of the Collaboration and License Agreement; and
WHEREAS, the Parties wish to enter into this First Amendment to set forth the terms and conditions under which (i) SK may Develop, Manufacture and/or Commercialize the Second Korean APA Doses, the Ex-Korea APA Doses and/or Vaccine Product to other potential purchasers and (ii) Novavax may purchase Collaboration Antigen Product Manufactured by SK in the SK Facility from the First Amendment Effective Date through December 31, 2022 (with an option to discuss possible extension until December 31, 2023 if Novavax exercises its option set forth in Section 5.2).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Definitions
All capitalized terms used in this First Amendment shall have the same meanings as defined in the Collaboration and License Agreement unless otherwise specifically indicated herein.
2.Amendment
(1)Except as set forth in this First Amendment, all references to “Korean Government” in the Collaboration and License Agreement shall be replaced with “National Governments”.
(2)Except as set forth in this First Amendment, all references to “Antigen” in the Collaboration and License Agreement shall be replaced with “Original Antigen” as defined under this First Amendment.
(3)Section 1.9 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 1.9:
“1.9    “Background Intellectual Property” means any and all Intellectual Property of a Party, which, as demonstrated by admissible evidence, (i) already existed as of the Effective Date (February 12, 2021) of this Agreement or (ii) was developed or obtained by or on behalf of such Party independent of this Agreement, and without reliance upon the Confidential Information of the other Party. Notwithstanding the foregoing, any and all Intellectual Property developed or obtained by or on behalf of Novavax in relation to the Variant Antigen as of the First Amendment Effective Date shall be deemed as Background Intellectual Property of Novavax.”

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(4)All references to “Novavax Vaccine Product” in the Collaboration and License Agreement shall be deleted and Section 1.61 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 1.6.1:
“1.61    [Intentionally Left Blank to Preserve Numbering]”
(5)Section 1.79 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 1.79:
“1.79    “SK Facility” means [***] of the manufacturing facility at SK which shall be fully dedicated to the Manufacture of SK Antigen Product and/or Collaboration Antigen Product until December 31, 2022 and/or during the entirety of Calendar Year 2023 (if the Parties execute an applicable SOW pursuant to Section 5.2).”
(6)Section 1.82 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 1.82:
“1.82    “SK Territory” means the Republic of Korea, Thailand, and Vietnam, which may only be extended by prior mutual written agreement between the Parties.”
(7)Section 1.98 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 1.98:
“1.98    “Vaccine Product means a finished coronavirus vaccine product formulated with Adjuvant Components [***]. The final form (e.g., [***]) of the Vaccine Product and the specific Antigen(s) incorporated therein (e.g., [***]) shall be determined by Novavax and SK, based on the mutual good-faith discussions between the Parties, provided that such Vaccine Product is in compliance with the Applicable Laws in the Territory and in alignment with Novavax’ Variant Antigen development strategy as determined by Novavax in its sole discretion.”
(8)The following new Section 1.102 shall be inserted into the Collaboration and License Agreement:
“1.102    “Technology Transfer” means, subject to the licenses granted in Section 12.4.1 (Novavax as Licensor) the transfer from Novavax to SK of Intellectual Property, including Novavax Supplied Items as set forth in the SOW(s), in Novavax’ possession and control that is [***] for SK to perform Process Development and scale-up related to the planned Manufacture of Antigen Product and Vaccine Product.”
(9)The following new Section 2.2.5 shall be inserted into the Collaboration and License Agreement:
“2.2.5 oversee and discuss allocation of the Antigen Product under Section 5.3.2 of the Collaboration and License Agreement or relevant SOW, including facilitating remedial an action plan in case of any Antigen Product Manufactured is determined to be non-conforming in accordance with Article 6 and the applicable Quality Agreement.”
(10)The following new Section 2.7 shall be inserted into the Collaboration and License Agreement:

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“2.7    Joint Commercialization Committee.
2.7.1    Formation and Purpose. The Parties agree to establish a Joint Commercialization Committee (“JCC”) which shall be composed of [***] representatives from each Party, each of whom shall have the appropriate knowledge and expertise and requisite decision-making authority. The role of the JCC shall be:
(i)    monitor and coordinate communication and operations regarding SK’s efforts with respect to its Commercialization activities in connection with any and all SK Antigen Products and SK Vaccine Products in the SK Territory;
(ii)    review the global Commercialization (including branding) and pricing strategy and updates thereto, provide feedback to the Parties, and submit the final Commercialization strategy and any updates thereto for the SK Antigen Products and SK Vaccine Products for review and approval by the JSC;
(iii)    determine SK’s Commercialization diligence efforts and objectives for SK Antigen Product and SK Vaccine Product for each Calendar Year basis by December 31 of the preceding Calendar Year, which efforts and objectives shall including annual sales targets, detailing obligations and other customary and industry standard measurements and objectives; and
(iv)    be notified by SK [***] in advance of the completion date of clinical study, filing date, including initial and completed filing dates of any rolling submission, and anticipated approval date for Regulatory Approval and the anticipated First Launch Date (as defined below) in relation to any Competing Vaccine (as defined below) in the SK Territory.
2.7.2    JCC Decisions and Actions. All JCC decisions shall be taken following [***], with each Party having one (1) vote. If the JCC fails to reach unanimous agreement on a matter for a period in excess of [***] from the date first presented to the JCC in writing, the matter shall be referred immediately to the JSC in accordance with Section 2.2.2.
2.7.3    JCC Meetings. Meetings of the JCC shall be held in the same manner and follow the same procedures for the JSC as set forth in Section 2.3.”
(11)Section 3.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 3.1:
“3.1    Antigen Product Technology Transfer. As of the Effective Date, the Parties hereby acknowledge they are completing Antigen Product Technology Transfer with respect to Manufacture of Original Antigen Product [***]. On a date to be agreed by the Parties, the Parties shall perform the Technology Transfer with respect to Manufacture of any Antigen Product of Variant Antigen (“Variant Antigen Product”) selected in accordance with Section 1.98. Novavax agrees to provide the additional materials, data, information, and/or documentations required for SK’s performance under this Agreement as specified in the attached Exhibit A (Product Deliverables) and Exhibit C (Variant Antigen Product Deliverables), which content shall be agreed to by the Parties upon the selection of Variant Antigen Product in accordance with Section 1.98. To the extent

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mutually agreed by the Parties, Novavax shall provide additional information, data, or material required for SK’s performance under this Agreement. Each of the Parties shall bear their own respective internal costs associated with execution of the Antigen Product Technology Transfer under this Section 3.1.”
(12)Section 4.4 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 4.4:
“4.4    Development Support. Novavax will provide information, data and assistance (to the extent it has resources to do so and reasonably requested by SK) relating to adjuvanted formulation Development including any data pertaining to the Adjuvant, instructions for the formulation process, information about any necessary equipment required for such formulation. SK shall have access to reasonable quantities of excess Antigen Product Manufactured under the Supply Agreement that will not be used by Novavax for its commercial supply or any other purpose, for purposes of formulation Development by SK under this Agreement. Novavax shall provide SK with [***], and any regulatory activities relating thereof, (i) promptly after Effective Date, as specified in Exhibit A (Product Deliverables) with respect to Antigen Product comprised of the Original Antigen and (ii) promptly after the Parties have agreed to the contents of Exhibit C (Variant Antigen Product Deliverables) in accordance with Section 3.1 with respect to Antigen Product comprised of a Variant Antigen.”
(13)Section 5.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 5.1:
“5.1    Antigen Product Supply. The Parties anticipate that a total of approximately [***] Batches of Antigen Product will be Manufactured in the SK Facility in [***] and on condition that there will be no constraint on Manufacturing the Antigen Product beyond SK’s reasonable control, including any unreasonable constraint in procuring Raw Materials, unexpected issues in Manufacturing of the Antigen Product or any regulatory issues that may adversely affect the Manufacturing of the Antigen Product. Subject to Section 5.3 (Allocation of Antigen Product), SK shall supply, and Novavax shall Purchase, an anticipated [***] Batches of such Antigen Product produced in [***], subject to a corresponding SOW, for use as Collaboration Antigen Product after SK’s fulfillment of its obligation to supply the First Korean APA Doses to the Korean Government under the First Korean APA.
As of the First Amendment Effective Date, SK plans to Manufacture Antigen Product commencing in [***]. The Parties anticipate that approximately [***] Batches, of Antigen Product (which may include SK Antigen Product) will be Manufactured at SK Facility during such period on condition that (i) the Manufacturing yield for any Variant Antigen, if applicable, will be similar to that of Original Antigen and (ii) there will be no constraint on Manufacturing the Antigen Product beyond SK’s reasonable control, including any unreasonable constraint in procuring Raw Materials, unexpected issues in Manufacturing of Antigen Product (including possible conversion to a variant of the Antigen Product) or any regulatory issues that may adversely affect the Manufacturing of the Antigen Product. The allocation of such Antigen Product for use as Collaboration Antigen Product is set forth in Section 5.3 below.”

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(14)The following new Section 5.1.1 shall be inserted into the Collaboration and License Agreement:
“5.1.1    Price and Fee Incentive Terms. The Collaboration Antigen Price for the Collaboration Antigen Product supplied by SK under Section 5.1 and all other terms and conditions applicable to the purchase of Collaboration Antigen Product shall be mutually agreed in good faith by the Parties and set forth in an SOW.”
(15)Section 5.2 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 5.2:
“5.2    Option for Supply in 2023.
SK grants an exclusive option and right to Novavax, exercisable at Novavax’ sole discretion until [***], to negotiate the terms and conditions of the use of the entire or a portion of the capacity of [***] for the Manufacture of Collaboration Antigen Product in Calendar Year 2023 (the “2023 Option”). If Novavax exercises the 2023 Option, the Parties shall have until [***] to negotiate in good faith and execute an SOW under this Agreement setting forth the agreed upon terms and conditions. Until the later of [***] if Novavax does not exercise 2023 Option or [***] if Novavax does exercise the 2023 Option, (a) SK may not enter into discussions or negotiations with any Third Party regarding the use of the SK Facility to manufacture any other product and (b) SK shall reserve the use of SK Facility solely for the Manufacture of the Collaboration Antigen Product in Calendar Year 2023 to the exclusion of all other products.
Upon the expiration of the 2023 Option, SK may enter into discussions or negotiations with any Third Party regarding the use of the SK Facility in Calendar Year 2023; provided, however, if SK receives a bona fide offer(s) from a Third Party prior to [***], SK shall notify Novavax in writing setting forth the material terms of any such Third Party offer(s). Novavax shall have [***] from the receipt of SK’s notice to notify that it wishes to match such terms, in which case the Parties shall have until [***] to negotiate in good faith and execute an SOW setting forth such terms.”
(16)Section 5.3 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 5.3
“5.3    Allocation of Antigen Product.
5.3.1    Remainder of Calendar Year 2021. The First Korean APA Doses of SK Antigen Product to be supplied to the Korean Government shall be prioritized among any other allocation of any supply of Antigen Product Manufactured in SK Facility in Calendar Year 2021, and all remaining allocation from such facility in Calendar Year 2021 shall be made available for use as Collaboration Antigen Product. For the sake of clarity, SK shall bear the entire cost of Manufacture of any Antigen Product allocated for supply under the Korea APAs and the Ex-Korea APAs, including without limitation the cost of relevant Raw Materials.
5.3.2    Calendar Year 2022. SK will allocate and deliver to Novavax the entire quantity of the Antigen Product Manufactured in the SK Facility in Calendar Year 2022 provided that if SK has entered into the Second Korean APA and/or one or more Ex-

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Korea APAs, SK (i) may allocate and deliver [***] of such Antigen Product Manufactured [***] for supply under one or more Ex-Korea APAs; (ii) may only allocate and deliver Antigen Product Manufactured [***] for supply under the Second Korean APA, in which case, such allocation will be [***] of such Antigen Product Manufactured [***], and (iii) shall allocate and deliver the remaining Antigen Product to Novavax for use as Collaboration Antigen Product. For the sake of clarity, SK shall bear the entire cost of Manufacture of any Antigen Product allocated for supply under the Korea APAs and the Ex-Korea APAs, including without limitation the cost of relevant Raw Materials. For further clarity, no Antigen Product Manufactured in any given month in Calendar Year 2022 may be allocated for use as Second Korean APA Doses or Ex-Korea APA Doses unless SK is obligated to Manufacture Antigen Product in such month under an executed Second Korean APA and/or one or more Ex-Korea APAs.”
(17)Section 7.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 7.1:
“7.1    General. Unless otherwise specified in this Agreement, this Article 7 governs the procedures and the Parties’ rights and obligations with respect to forecasts, purchase orders and delivery for Collaboration Antigen Product to applicable Product Requirements. The Parties agree that SK will sell, and Novavax will buy, [***] of Collaboration Antigen Product Manufactured in the SK Facility in [***] (if the Parties execute an applicable SOW pursuant to Section 5.2) and allocated to Novavax in accordance with Article 5 (Commercial Manufacture and Supply of Antigen Product).”
(18)Section 7.2 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 7.2:
“7.2    Forecast Beyond [***]. As soon as [***] and subject to Article 5, the JSC will discuss and approve a mutually developed initial non-binding forecast of Novavax’ anticipated demand for Collaboration Antigen Product for commercial sale in the Novavax Territory in [***], which will be non-binding and for planning purpose only (the “Initial Forecast”). The JSC will update the Initial Forecast on a [***] rolling basis no less than [***] before the beginning of each Calendar Quarter (an “Updated Forecast”). Subject to the applicable SOW, the quantities forecasted for [***] in each Updated Forecast shall be binding [***] on Novavax and SK (each a “Binding Forecast”). Notwithstanding the foregoing, the Parties shall [***] upon completion of process validation or process performance qualification of the Collaboration Antigen Product and pursuant to the relating to SOW(s).”
(19)The following new Section 7.8 shall be added to the Collaboration and License Agreement:
“7.8    Reporting. SK shall provide Novavax with a breakdown of the costs and utilization/consumption of Raw Materials and/or Novavax Supplied Items per Batch. Additionally, SK shall provide [***] assistance, including records and reporting, as required, to permit Novavax to confirm the accuracy of such breakdown of costs. SK shall also provide [***] assistance to allow Novavax or its representatives to inspect/verify quantities and cost balances of Batches, Raw Materials and/or Novavax Supplied Items on hand at SK in order to satisfy Novavax’ requirements under US GAAP.”

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(20)Section 8.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 8.1:
“8.1    Forecast. Within [***] of the Effective Date, SK will provide Novavax with a [***] forecast of SK’s anticipated demand for the Adjuvant Components for Manufacture of the SK Vaccine Product in the SK Territory (the “Initial Adjuvant Forecast”) for Novavax’ review and acceptance at its discretion. The Parties agree that SK will purchase from Novavax and Novavax will accept to supply to SK, the quantity of Adjuvant Components sufficient to Manufacture: (i) [***] doses of Adjuvant for Manufacture of the First Korean APA Doses of SK Vaccine Product, such quantity to be included in the Initial Adjuvant Forecast (the “Minimum Order’’); (ii) [***] doses of Adjuvant for Manufacture of the Second Korean APA Doses of SK Vaccine Product, if any, such quantity to be included in the Updated Adjuvant Forecast (as defined below); and/or (iii) [***] doses of Adjuvant for Manufacture of the Ex-Korea APA Doses of SK Vaccine Product, if any, such quantity to be included in the Updated Adjuvant Forecast (which Ex-Korea APA Doses and the Second Korean APA Doses will not exceed [***] doses in total). SK will update the Initial Adjuvant Forecast on a [***] rolling basis [***] each [***] (the “Updated Adjuvant Forecast’) for Novavax’ review and acceptance at its discretion (the Initial Adjuvant Forecast and Updated Adjuvant forecast are collectively referred to as the “Adjuvant Forecast’), which Updated Adjuvant Forecasts submitted by SK following the First Amendment Effective Date shall include the full [***] doses of Adjuvant referenced above in this Section 8.1 (Forecast). Upon Novavax’ acceptance, the forecast for the first [***] of the Initial Adjuvant Forecast and any and all Updated Adjuvant Forecast(s) will be binding upon both Parties and not subject to change (a “Firm Order”), unless otherwise agreed by the Parties through the good faith discussion regarding change of a Firm Order to reflect the quantity of Adjuvant necessary for Manufacture for the Second Korean APA Doses and/or the Ex-Korea APA Doses, if any. Notwithstanding the foregoing, upon request by SK, the Parties will discuss in good faith to modify any Initial Adjuvant Forecast, Updated Adjuvant Forecast, and Firm Order, except for the purchase orders subject to Section 8.3 (Purchase Order), within [***] of the close of [***] only to the extent that aggregated quantity of Adjuvant Component in [***] set forth in the Firm Order shall remain the same.”
(21)Article 9 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Article 9:
“Article 9
[Intentionally Left Blank to Preserve Numbering]”
(22)Section 10.1.3 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 10.1.3:
“10.1.3 For the greater clarity, the Parties will cooperate to file and obtain Regulatory Approvals in SK Territory necessary for the Development, Manufacture and/or Commercialization of the Vaccine Product [***]. Subject to 12.4.1 (d)(Sublicensing), SK or its sublicensee will be responsible with respect to all regulatory activities for the SK Vaccine Product in the SK Territory, as applicable, including performing nonclinical or clinical development to the extent required by relevant Regulatory Authority, including Korea MFDS, Thailand FDA, and/or Vietnam Drug Administration, for the purpose of

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obtaining relevant licenses (including any post Emergency Use Listing or any other Regulatory Approval clinical requirements), and maintaining, in its name or the name of its designee or Affiliates, all Regulatory Approvals required to Manufacture and Commercialize the Vaccine Product in SK Territory, and any correspondence or meetings with the relevant Governmental Authority regarding any of the foregoing. At SK’s reasonable request, Novavax will support SK as may be reasonably necessary, and to the extent Novavax has resources to do so, to obtain such Regulatory Approval including participation in any scheduled meeting with a Regulatory Authority regarding any Regulatory Approval of the SK Vaccine Product in SK Territory.”
(23)The following new Section 10.1.4 shall be added to the Collaboration and License Agreement:
“10.1.4 Within [***] of its receipt of a request from Novavax, unless otherwise agreed between the Parties in good faith, SK shall provide copies of all then-existing Regulatory Filings (as defined below) or any drafts thereof to Novavax. SK hereby grants Novavax a right of reference to and under any such Regulatory Filings. “Regulatory Filing” means any submission to a Regulatory Authority of any appropriate regulatory application, including any submission to a regulatory advisory board, and any supplement, amendment, variations, extensions and renewals thereof.”
(24)Section 11.1.1(b) of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 11.1.1 (b):
“(b) SK Antigen Product Fee Incentive (Korea Only).
(i)    First Korean APA. Subject to Sections 11.1.1(f) (Modified Pricing for Certain SK Products) and 11.1.2 (Pricing of SK Products), for sales made by SK to the Korean Government under the First Korean APA, SK shall pay Novavax a fee incentive of (a) [***] on Net Sales of SK Antigen Product if total sales of SK Antigen Product to the Korean Government equals or exceeds [***] doses or (b) [***] on Net Sales of SK Antigen Product if total sales of SK Antigen Product to the Korean Government is less than [***] doses. SK will issue a written invoice to the Korean Government (which will be denominated [***]) and simultaneously provide a copy to Novavax, on a [***] basis for the accumulated SK Antigen Product batches released with the issuance of CoAs during the given [***]. Upon [***], SK will [***], make payment to Novavax for the corresponding fee incentive.
(ii)    Second Korean APA. Subject to Sections 11.1.1 (f) (Modified Pricing for Certain SK Products) and 11.1.2 (Pricing of SK Products), for sales made by SK to the Korean Government under the Second Korean APA, SK shall pay Novavax a fee incentive of [***] on Net Sales of SK Antigen Product. SK will issue a written invoice to the Korean Government (which will be denominated [***]) and simultaneously provide a copy to Novavax, on a [***] for the accumulated SK Antigen Product batches released with the issuance of CoAs during the given [***]. Upon [***], SK will [***], make payment to Novavax for the corresponding fee incentive.

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(iii)    Advance Payment Credits. Any fee incentive payments payable under this Section 11.1.1 (b) may be reduced on a pro rata basis by any non-refundable advance payments actually received by Novavax pursuant to Section 11.1.1 (d) for the applicable Korean APA, but only to the extent any such advance payment amount was not already credited against prior fee incentive payments paid under this Section 11.1.1 (b) or Section 11.1.1 (c).”
(25)Section 11.1.1(c) of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 11.1.1 (c):
“(c) SK Vaccine Product Fee Incentive (Korea, Thailand and Vietnam) and other Purchasers.
(i)    Korea.
(1)    First Korean APA. Subject to Sections 11.1.1(f) (Modified Pricing for Certain SK Products) and 11.1.2 (Pricing of SK Products), for sales made by SK to the Korean Government under the First Korean APA, SK shall pay Novavax a fee incentive of (a) [***] on Net Sales of SK Vaccine Product if total sales of SK Vaccine Product to the Korean Government equals or exceeds [***] doses or (b) [***] on Net Sales of SK Vaccine Product if total sales of SK Vaccine Product to the Korean Government is less than [***] doses. SK will issue a written invoice to the Korean Government (which will be denominated [***]) and [***] provide a copy to Novavax, upon [***]. Upon [***], SK will [***] make payment to Novavax for the corresponding sales fee incentive.
(2)    Second Korean APA. Subject to Sections 11.1.1(f) (Modified Pricing for Certain SK Products) and 11.1.2 (Pricing of SK Products), for sales made by SK to the Korean Government under the Second Korean APA, SK shall pay Novavax a fee incentive of [***] on Net Sales of SK Vaccine Product. SK will issue a written invoice to the Korean Government (which will be denominated [***]) and [***] provide a copy to Novavax, [***]. Upon [***], SK will [***] make payment to Novavax for the corresponding fee incentive.
(3)    Advance Payment Credits. Any fee incentive payments payable under this Section 11.1.1(c)(i) may be reduced on a pro rata basis by any non-refundable advance payments actually received by Novavax pursuant to Section 11.1.1 (d) for the applicable Korean APA, but only to the extent any such advance payment amount was not already credited against prior fee incentive payments paid under this Section 11.1.1(b) or Section 11.11.1(c).
(ii)    Thailand and Vietnam. Subject to Section 11.1.2 (Pricing of SK Products), SK shall pay Novavax a fee incentive of [***] on Net Sales of SK Vaccine Product to either the Thai or Vietnamese government. SK will issue a written invoice to either Thai or Vietnamese government, as appropriate, and [***] provide a copy to Novavax, on a [***] basis for the accumulated SK Vaccine Product batches released with the issuance of CoAs during the given [***]. Upon [***], SK will [***] make payment to Novavax for the corresponding sales fee incentive. Any fee incentive payments

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payable under this Section 11.1.1(c)(ii) may be reduced on a pro rata basis by any non-refundable advance payments actually received by Novavax pursuant to Section 11.1.1(d) for the applicable Ex-Korea APA, but only to the extent any such advance payment amount was not already credited against prior fee incentive payments paid under this Section 11.1.1(b) or Section 11.11.1(c).”
(iii)    Other Purchasers. In the event SK decides to sell SK Products to purchasers other than the National Governments in the SK Territory, SK shall pay Novavax an incentive fee of [***] on Net Sales to any such purchaser. [***] prior to any such sale, the Parties shall enter into an amendment to this Agreement setting forth the term governing other compensation such as advance payments, payment term, sales reporting obligations, commercial diligence efforts and other reasonable and customary terms associated with such sales; provided that such terms shall be consistent with the terms of this Agreement and its SOWs.”
(26)Sections of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Sections 11.1.1 (d), 11.1.1 (e), 11.1.1 (f) and 11.1.1 (g):
“(d)    Advance Payment For SK Products. If SK receives an advance payment from any National Government for the sales of SK Antigen Product or SK Vaccine Product in the SK Territory, SK shall pay Novavax [***] of such advance payment. Upon [***], SK will [***] pay to Novavax [***]. Within [***], SK will pay Novavax for [***]. Any non-refundable amount received by Novavax under this Section 11.1.1(d) is creditable one time for each non-refundable payment against fee incentives payable by SK under Section 11.1.1(b) or Section 11.1.1(c) on a pro rata basis.
(e)    Adjuvant. SK shall pay Novavax [***] for the quantity of Adjuvant Components required to Manufacture each dose of Adjuvant delivered by Novavax in [***] and [***] for the quantity of Adjuvant Components required to Manufacture each dose of Adjuvant delivered by Novavax in [***], if any. Novavax shall issue a written invoice upon delivery of the Adjuvant Components. SK will pay Novavax all undisputed amounts within [***] of receipt of each such invoice.
(f)    Modified Pricing for Certain SK Products. Notwithstanding the fee incentive percentage figures in Sections 11.1.1(b)(SK Antigen Product Fee Incentive) and (c)(SK Vaccine Product Fee Incentive), SK shall pay Novavax a fee incentive of [***] on the Net Sales of (i) the first [***] doses SK Antigen Product and (ii) the first [***] doses of SK Vaccine Product to be supplied to the Korean Government under the First Korean APA and invoiced after the First Amendment Effective Date in accordance with Section 11.1.1(b) (SK Antigen Product Fee Incentive) or Section 11.1.1 (c) (SK Vaccine Product Fee Incentive) as applicable.”
(g)    Other Purchasers. Advance payments and other forms of compensation to be paid to SK by purchasers other than National Governments for SK Products shall be made in accordance with Section 11.1.1 (c)(iii).”
(27)Section 11.1.2 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 11.1.2:
“11.1.2 Pricing of SK Products. [***].

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(a)    Korea. As of the effective date of the First Korean APA, such supply price per dose shall be [***] and comprise of the following components:
(i)    SK Antigen Product [***]: [***] per dose
(ii)    Formulation, fill and finish of SK Antigen Product into SK Vaccine Product [***]: [***] per dose
(iii)    The total price per dose of SK Vaccine Product [***] shall be [***] per dose.
(b)    Thailand. For Thailand, SK anticipates that the total price per dose of SK Vaccine Product [***] shall be [***] per dose.
(c)    Vietnam. For Vietnam, SK anticipates that the total price per dose of SK Vaccine Product [***] shall be [***] per dose.
Formulation, fill and finish and the total prices per dose of SK Vaccine Product [***] shall be agreed by the Parties and set forth in an SOW.”
(28)The first paragraph of Section 11.2 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following paragraph (the second paragraph of Section 11.2 shall remain unchanged):
“11.2. Form of Payments. All payments to be made between the Parties under this Agreement shall be made in Dollars and shall be paid by wire transfer in immediately available funds to a bank account designated by the receiving Party. Notwithstanding the fact that the invoices issued in accordance with Section 11.1.1(b) (SK Antigen Product Fee Incentive) and Section 11.1.1(c) (SK Vaccine Product Fee Incentive) to the National Governments may be denominated in [***], all prices set forth in this Agreement shall be in [***]. [***].”
(29)Section 11.4.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 11.4.1:
“11.4.1. Record Retention; Audits. SK will maintain (and will cause its Affiliates to maintain) complete and accurate records of (i) in the case of Collaboration Antigen Product, SK’s and its Affiliates’ costs of Raw Materials used to Manufacture such product if Novavax is required to pay for the cost of such Raw Materials pursuant to an applicable SOW and (ii) sales of SK Antigen Products and SK Vaccine Products (the “Records”), in reasonable detail to permit Novavax to confirm the accuracy of such sales for the preceding [***]. SK will permit (and will cause its Affiliates to permit) Novavax’ representatives (including an independent certified public accounting firm) to inspect and audit the Records reasonably acceptable to SK (and who are bound by written obligations of non-use and nondisclosure no less stringent than those set forth in the Collaboration and License Agreement) during the business hours of SK or the applicable Affiliates. Such inspection or audit will be limited to a maximum of [***], and Novavax will notify SK thereof in writing at least [***].”
(30)Section 12.4.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 12.4.1:

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“12.4.1 Novavax as Licensor.
(a)    Korea. Subject to the other terms and conditions set forth in this Agreement, Novavax hereby grants an exclusive, nontransferable (except in conjunction with a permitted assignment under Section 18.2 (Assignment), fee incentive-bearing license to SK and its Affiliates under Novavax’ Background Intellectual Property (including the items listed in Exhibit A and B) and Novavax Improvements, only to the extent necessary to distribute, offer for sale, sell, import, export, make, have made, Commercialize and otherwise Exploit the Vaccine Product in the Republic of Korea and to supply the Collaboration Antigen Product to Novavax.
(b)    Thailand and Vietnam. Subject to the other terms and conditions set forth in this Agreement, Novavax hereby grants a non-exclusive, nontransferable (except in conjunction with a permitted assignment under Section 18.2 (Assignment)), fee incentive-bearing license to SK and its Affiliates under Novavax’ Background Intellectual Property (including the items listed in Exhibit A and B) and Novavax Improvements, only to the extent necessary to distribute, offer for sale, and sell the Vaccine Product, to the governments of Thailand and/or Vietnam, or their local representatives designated by the governments, who would be responsible for Commercialization of Vaccine Product on behalf of such governments or purchasers other than the National Governments. In case SK engages with such local representatives or other purchasers for Commercialization of Vaccine Product, SK will notify Novavax in advance, and give Novavax an opportunity to confirm that such local representatives or other purchasers are not prohibited under any Applicable Laws, including sanctions administered by the U.S. Office of Foreign Asset Control, from engaging in such transaction, provided that such confirmation by Novavax shall not be unreasonably delayed or withheld.
(c)    Limitation Regarding Adjuvant and Adjuvant Components. The licenses granted by Novavax in Section 12.4.1(a) and (b), do not include the right to, and SK shall not, offer to sell, sell, make, have made, Manufacture or reverse engineer the Adjuvant or Adjuvant Components.
(d)    Sublicensing. In order to perform its obligations and exercise its rights under this Agreement, SK may grant a sublicense to a Third Party in the SK Territory under Novavax’ Background Intellectual Property and Novavax Improvements with prior written consent of Novavax, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Novavax’ prior consent is hereby deemed to have been given for the sublicenses necessary to obtain the Regulatory Approval as required under Section 10.1.3, in performance of the Ex-Korea APAs.”
(31)Section 13.4.3 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 13.4.3:
“13.4.3.    Other Permitted Disclosure. Notwithstanding the restrictions set forth in this Article 13 (Confidentiality), Novavax may, [***], disclose the terms and provisions of this Agreement and Confidential Information belonging to SK to any Third Party in connection with any actual or bona fide prospective acquisition, merger, financing transfer or sale of all or substantially all of the stock, assets of the business to which this

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Agreement relates permitted under Section 18.2(Assignment) of Novavax, provided that such Third Party is bound by written obligations of confidentiality at least as restrictive as those set forth in this Agreement. Subject to the terms and conditions set forth in Section 13.4.1 (Compliance with Law), SK may, [***], disclose to the National Governments the term and conditions of this Agreement that are reasonably necessary for discussion, negotiation and execution of the Korean APA and/or Ex-Korea APAs; provided that SK shall first enter into a CDA with each National Government with obligations of confidentiality at least as restrictive as those set forth in this Agreement.”
(32)Section 14.5 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 14.5:
“14.5    Novavax’ Covenant. Novavax hereby covenants that Adjuvant Components supplied to SK by Novavax hereunder will:
14.5.1.    be delivered with full title and with the applicable Certificate of Analysis, Certificate of Conformance, applicable master safety data sheet, and additional Batch-related documentation identified in the Quality Agreement;
14.5.2.    be Manufactured in accordance with all Applicable Laws, GMP and the terms of the Quality Agreement; and
14.5.3.    conform to the applicable Product Requirements in all respects at the time of delivery.”
(33)Section 16.1 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 16.1:
“16.1    Term. Subject to the other terms and conditions elsewhere in this Agreement, this Agreement will commence upon the Effective Date and, if not otherwise terminated earlier pursuant to this Article 16 (Term and Termination) or not extended by mutual agreement between the Parties, will continue in full force and effect until the later of: (i) twentieth (20th) anniversary date of the Effective Date of this Agreement; (ii) the completion of duties and obligations of this Agreement, any SOW, the Korean APAs, and any Ex-Korea APAs, including sell off of any remaining SK Product in its inventory; (iii) the day that the WHO declares that there is no longer a COVID-19 pandemic; or (iv) termination in accordance of Section 16.4 (the “Term”). [***].
16.1.1    Thailand and Vietnam. Notwithstanding the foregoing Section 16.1, the term of the non-exclusive license granted under Section 12.4.1(b)(Thailand and Vietnam) shall expire on the fifth (5th) anniversary date of the Effective Date of this Agreement, provided that such term shall expire earlier on March 31, 2022 with respect to either Thailand or Vietnam or both countries if SK has not executed an Ex-Korea APA with such country(ies) by March 31, 2022.”
(34)Section 16.4 of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 16.4:
“16.4    Non-Exclusive License-Competing Vaccine. For the purpose of this Section, “First Launch Date” shall mean the date of the first sale by SK of another vaccine product

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for the prevention of COVID-19 to a Third Party (a “Competing Vaccine”) in a country in the SK Territory following the grant of any Regulatory Approval necessary for distribution and sale of such Competing Vaccine in such country.
16.4.1    Korea. On the First Launch Date in Korea, the exclusive license granted to SK under Section 12.4.1 (a) (Novavax as Licensor: Korea) shall convert to a non-exclusive license solely to allow SK to Exploit SK Antigen Product and/or SK Vaccine Product to the National Governments in Korea, which non-exclusive license shall expire on the later of (a) the third (3rd) anniversary date of the Effective Date of this Agreement or (b) the first (1st) anniversary date of the First Launch Date in Korea.
16.4.2    Thailand and Vietnam. On the First Launch Date in Thailand or Vietnam, the nonexclusive license granted to SK under Section 12.4.1 (b) (Novavax as Licensor: Thailand/ Vietnam) for such country shall expire on the earlier of (i) the first (1st) anniversary date of the First Launch Date in such country or (ii) the fifth (5th) anniversary date of the Effective Date of this Agreement.
16.4.3    Filing of Regulatory Approval by Novavax in Korea. Prior to the First Launch Date in Korea, Novavax, itself or through its Affiliate or a local sponsor as required by Applicable Law, which local sponsor is directly engaged by Novavax solely for the purpose of provision of service to file and hold Regulatory Approval and to perform other regulatory activities on behalf of Novavax, without any other service relating to Commercialization of the Vaccine Product (“Local Sponsor”), shall be entitled to file for its own Regulatory Approval of Vaccine Product with the Regulatory Authority in Korea (“the Novavax BLA”) [only after SK’s initial filing for Regulatory Approval of the Competing Vaccine with the Regulatory Authority in Korea]. For clarity, after the First Launch Date, the restrictions set forth in the preceding sentence shall not apply to Novavax. Further, Novavax may not disclose or transfer the Novavax BLA including any contents thereof to any Third Party (other than its Affiliate or the Local Sponsor as required by Applicable Law) until SK’s license converts to non-exclusive license pursuant to Section 16.4.1 above. Upon the conversion of SK’s license to non-exclusive license, Novavax may share the information or data of SK’s dossier with Third Party under [reasonable] confidentiality obligations.”
(35)The Parties agree that new exhibit, Exhibit C, as attached to this First Amendment shall be added to the Collaboration and License Agreement.
(36)Section 17.2. of the Collaboration and License Agreement shall be deleted in its entirety and replaced with following Section 17.2:
“17.2    Expiration or Termination for Product Safety or Efficacy Failure or Competing Vaccine. Upon the expiration of this Agreement in accordance with Section 16.1, termination in accordance with Section 16.3 (Termination for Product Safety or Efficacy Failure) or upon the expiration of all licenses within the corresponding country in SK Territory in accordance with Section 16.4 (Non-exclusive License-Competitive Vaccine):

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17.2.1    The licenses granted by Novavax to SK under Section 12.4.1 (Novavax as Licensor) hereunder shall [***] revert to Novavax; provided, however, that in case of termination as a result of failure to obtain the necessary Regulatory Approvals for the Vaccine Product as provided under Section 16.3, the foregoing licenses granted shall revert to Novavax only with respect to such countries where the necessary Regulatory Approvals for the Vaccine Product cannot or will not be obtained; and
17.2.2.    Upon Novavax’ request, JSC shall coordinate the wind-down of SK’s efforts under this Agreement, and SK, [***] after the effective date of such expiration or termination, shall transfer and assign to Novavax or its designee (i) any and all regulatory materials including any regulatory filings or dossiers or Regulatory Approvals related to the SK Vaccine Product , (ii) any information, materials, and data, including copies of all clinical trial data and results, if any, and all other information developed by or for the benefit of SK relating to the SK Vaccine Product, including control of, and all information relating to, the global safety database, (iii) any applicable Third Party contract(s) and (iv) other documents and reports relating to the SK Vaccine Product that are developed by or for the benefit of SK, and necessary or reasonably useful to continue Development, Commercialization and Manufacture of the SK Vaccine Product (including material documents and agreements relating to the sourcing and Manufacture of the SK Vaccine Product) throughout the SK Territory, to the extent, for the transfer and assignment set forth in the foregoing (i), (ii), (iii) and (iv), that (a) it does not include SK’s Background Intellectual Property and/or SK Improvements and (b) SK has the legal right to transfer to Novavax such materials, information or documents, and provided further that Novavax reimburses SK for all the [***] costs and expenses for the transfer as mutually agreed by the Parties. If SK does not have such legal right, SK shall use its [***] to provide or transfer to Novavax such materials, information or documents and to cooperate with Novavax in connection with such transfer. “
(37)The term “exclusive license” used in Section 17.3. shall be replaced with the term, “licenses.
(38)The words “and assign” shall be inserted after the first reference to “provide” in Section 17.4.3.
3.Miscellaneous
(1)This First Amendment shall come into force on the First Amendment Effective Date.
(2)On and after the First Amendment Effective Date, each reference in the Collaboration and License Agreement to “this Agreement”, “hereof’, “herein”, “herewith”, “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to the Collaboration and License Agreement as amended by this First Amendment. No reference to this First Amendment need be made in any instrument or document at any time referring to the Collaboration and License Agreement.
(3)Except as expressly amended or modified in this First Amendment, all other terms, conditions and provisions contained in the Collaboration and License Agreement shall

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remain in full force and effect and apply fully to the terms of this First Amendment as if part of the Collaboration and License Agreement.
[Signature page follows on the next page]

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IN WITNESS WHEREOF, the Parties have executed this First Amendment in two (2) copies through their duly authorized officers or representatives as of the First Amendment Effective Date.

Novavax, Inc.	SK bioscience Co., Ltd.

/s/ John Herrmann III	/s/ [***]
Name: John A. Herrmann III	Name: [***]
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary	Title: [***]

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Exhibit C
VARIANT ANTIGEN PRODUCT DELIVERABLES
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit C setting forth the variant antigen product deliverables has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
[***]

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